702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS
(the “Trust”)

Supplement dated June 1, 2018 to each of the Trust’s currently effective Prospectuses (each, a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on May 21, 2018, Security Investors, LLC, the investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”) recommended, and the Board approved, the addition of asset-based breakpoints to the advisory fee charged to each Fund. Accordingly, effective June 1, 2018, when the aggregate assets of the Funds and the Rydex Series Funds series (excluding the Rydex Series Funds Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

Therefore, effective June 1, 2018, the paragraph and table below are added following the second full paragraph under the heading and sub-heading “Management of the Funds – Investment Advisor” in each Prospectus.

Effective June 1, 2018, when the aggregate assets of the Funds and the Rydex Series Funds series (excluding the Rydex Series Funds Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

Please retain this supplement for future reference.

RDX-DYN-SUP2-0618x0818